SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14(c)

of the Securities Exchange Act of 1934

Check the appropriate box:

   X  . Preliminary Information Statement

       . Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)2))

       . Definitive Information Statement

FIRST RESOURCES CORP.

(Name of Registrant as Specified in Charter)

Payment of Filing Fee (Check the appropriate box):

   X  . No fee required

       . Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11

1. Title of each class of securities to which transaction applies:

2. Aggregate number of securities to which transaction applies:

3. Per unit price or other underlying value of transaction, computed pursuant to Exchange Act Rule O-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

4. Proposed maximum aggregate value of transaction:

5. Total fee paid:

       . Fee paid previously with preliminary materials.

       . Check box if any part of the fee is offset as provided by Exchange Act Rule O-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1. Amount Previously Paid:

2. Form Schedule or Registration Statement No.:

3. Filing Party:

4. Date Filed:

SCHEDULE 14C INFORMATION STATEMENT

Pursuant to Regulation 14C of the Securities Exchange Act

of 1934 as amended

First Resources Corp.

7337 E Doubletree Ranch Road # 190

Scottsdale, AZ 85258

GENERAL INFORMATION

This Information Statement (the “Information Statement”) has been filed with the Securities and Exchange Commission and is being furnished, pursuant to Section 14C of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), to the holders (the “Stockholders”) of the common stock, par value $.0001 per share (the “Common Stock”), of First Resources Corp., a Nevada Corporation (the “Company”), to notify such Stockholders that on or about May 1, 2012, the Company received written consents in lieu of a meeting of Stockholders from holders of 14,800,000 shares of voting securities representing approximately 65.20% of the 22,700,000 shares of the total issued and outstanding shares of voting stock of the Company (the “Majority Stockholders”) to authorize the Company’s Board of Directors to approve the following:

(1)

to change the name of the Company to “Graphite Corp.” (the “Name Change”).

On May 1, 2012, the Board of Directors of the Company approved the Name Change, subject to Stockholder approval. The Majority Stockholders approved the Name Change by written consent in lieu of a meeting on May 1, 2012. Accordingly, your consent is not required and is not being solicited in connection with the approval of the Name Change.  The Name Change will become effective when we file the Certificate of Amendment (the “Amendment”) with the Secretary of State of the State of Nevada twenty (20) days after the Definitive Information Statement is filed and mailed to Stockholders of Record.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND A PROXY.

Date: May 2, 2012	For the Board of Directors of

FIRST RESOURCES CORP.

	By:	/s/ Gloria Ramirez-Martinez
Gloria Ramirez-Martinez
Chief Executive Officer and Director

RECOMMENDATION OF THE BOARD OF DIRECTORS

ACTIONS TO BE TAKEN

ACTION I - NAME CHANGE

AMENDMENT OF ARTICLES OF INCORPORATION TO CHANGE THE NAME OF THE COMPANY

The Board of Directors has determined that since the Company intends to focus on the exploration, development, and production of graphite, the Name Change better reflects the nature of the Company’s new business direction.

Purpose of the Name Change

On May 1, 2012, the Company’s Board of Directors and the Majority Stockholders owning a majority of the Company’s voting securities approved a resolution authorizing the Company to amend the Articles of Incorporation to change the Company’s name to Graphite Corp.  The Board believes that the Name Change better reflects the nature of the Company’s anticipated operations.

Amended Certificate of Incorporation

Upon the effectiveness and on the date that is twenty (20) days following the mailing of this Information Statement, the Board of Directors shall have the Company’s Certificate of Amendment to the Articles of Incorporation filed with the State of Nevada in order to effect the name change.

ADDITIONAL INFORMATION

The Company is subject to the informational requirements of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and in accordance therewith files reports, proxy statements and other information including annual and quarterly reports on Form 10-K and 10-Q (the “1934 Act Filings”) with the Securities and Exchange Commission (the “Commission”). Reports and other information filed by the Company can be inspected and copied at the public reference facilities maintained at the Commission at Room 1024, 450 Fifth Street, N.W., Washington, DC 20549. Copies of such material can be obtained upon written request addressed to the Commission, Public Reference Section, 450 Fifth Street, N.W., Washington, D.C. 20549, at prescribed rates. The Commission maintains a web site on the Internet (http://www.sec.gov) that contains reports, proxy and information statements and other information regarding issuers that file electronically with the Commission through the Electronic Data Gathering, Analysis and Retrieval System (“EDGAR”).

The following documents as filed with the Commission by the Company are incorporated herein by reference:

1.

Annual Report on Form 10-K for the year ended December 31, 2011;

2.

Quarterly Reports on Form 10-Q for the quarters ended September 30, 2011, June 30, 2011 and March 31, 2011; and,

3.

Registration Statement on Form S-1, as amended, originally filed with the Securities and Exchange Commission on September 21, 2010.

The Company shall provide, without charge, to each person to whom an Information Statement is delivered, upon written or oral request of such person and by first class mail or other equally prompt means within one (1) business day of receipt of such request, a copy of any and all of the information that has been incorporated by reference in the Information Statement (not including exhibits to the information that is incorporated by reference unless such exhibits are specifically incorporated by reference into the information that the Information Statement incorporates), and the address and telephone numbers to which such a request is to be directed.

INTEREST OF CERTAIN PERSONS IN OR OPPOSITION TO MATTERS TO BE ACTED UPON

Except as disclosed elsewhere in this Information Statement, none of the following persons have any substantial interest, direct or indirect, by security holdings or otherwise in any matter to be acted upon:

1.

any director or officer of our Company since December 31, 2011 being the commencement of our last completed financial year;

2.

any proposed nominee for election as a director of our Company; and

3.

any associate or affiliate of any of the foregoing persons.

The shareholdings of our directors and officers are set forth below in the section entitled "Security Ownership of Certain Beneficial Owners and Management." To our knowledge, no director has advised that he intends to oppose the Name Change as more particularly described herein.

OUTSTANDING VOTING SECURITIES

Our authorized capital stock consists of 300,000,000 shares of Common Stock, par value $0.0001 per share, of which 22,700,000 shares are outstanding as of May 1, 2012 (the “Record Date”).

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following information table sets forth certain information regarding the Company’s common stock owned on the Record Date by (i) each who is known by the Company to own beneficially more than 5% of its outstanding Common Stock, (ii) each director and officer, and (iii) all officers and directors as a group:

Name of Beneficial Owner	Number of Common Shares Owned	Percent of Class
Gloria Ramirez-Martinez, President	11,400,000	50.22%
Steven Radvak, Secretary	100,000	0.44%
Directors and Officers Total	11,500,000	50.66%

DISSENTER’S RIGHTS OF APPRAISAL

The Stockholders have no right under Nevada Corporate Law, the Company’s Articles of Incorporation consistent with above, or ByLaws to dissent from any of the provisions adopted in the Amendment.

EFFECTIVE DATE OF NAME CHANGE

Pursuant to Rule 14c-2 under the Exchange Act, the Name Change shall not be filed with the Secretary of State of Nevada until a date at least twenty (20) days after the date on which this Information Statement has been mailed to the Stockholders. The Company anticipates that the action contemplated hereby will be effected on or about the close of business on June 4, 2012.

CONCLUSION

As a matter of regulatory compliance, we are sending you this Information Statement which describes the purpose and effect of the above action.  Your consent to the above action is not required and is not being solicited in connection with this action.  This Information Statement is intended to provide our Stockholders information required by the rules and regulations of the Securities Exchange Act of 1934.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, First Resources Corp. has duly caused this report to be signed by the undersigned hereunto authorized.

FIRST RESOURCES CORP.

By: /s/ Gloria Ramirez-Martinez

Gloria Ramirez-Martinez

President, CEO, Treasurer and Director